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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Paul F. Renne, and Laura Stein, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  This Power of Attorney has been signed below as of the 12th day of September, 2000 by the following persons in the capacities indicated.

         Signature                                    Title
         ---------                                    -----

/s/ William R. Johnson                    President and Chief Executive Officer
---------------------------                and Director (Principal Executive
William R. Johnson                         Officer)

/s/ Nicholas F. Brady                     Director
---------------------------
Nicholas F. Brady

/s/ Mary C. Choksi                        Director
-----------------------------
Mary C. Choksi

/s/ Leonard S. Coleman, Jr.               Director
-----------------------------
Leonard S. Coleman, Jr.

/s/ Edith E. Holiday                      Director
---------------------------
Edith E. Holiday

/s/ Samuel C. Johnson                     Director
---------------------------
Samuel C. Johnson

/s/ Candace Kendle                        Director
--------------------------
Candace Kendle

/s/ Donald R. Keough                      Director
---------------------------
Donald R. Keough

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/s/ Dean R. O'Hare                        Director
-----------------------------
Dean R. O'Hare

/s/ Paul F. Renne                         Executive Vice President and Chief
---------------------------                Financial Officer and Director
Paul F. Renne                              (Principal Financial Officer)

/s/ Thomas J. Usher                       Director
-----------------------------
Thomas J. Usher

/s/ David R. Williams                     Director
-----------------------------
David R. Williams

/s/ James M. Zimmerman                    Director
-----------------------------
James M. Zimmerman

/s/ William J. Showalter                  Vice President -- Corporate Controller
-----------------------------              (Principal Accounting Officer)
William J. Showalter